Summary Prospectus and Prospectus Supplement

June 21, 2021

Morgan Stanley Institutional Fund Trust

Supplement dated June 21, 2021 to the Morgan Stanley Institutional Fund Trust
Summary Prospectus and Prospectus dated January 29, 2021

Senior Loan Portfolio (the "Fund")

The Board of Trustees of Morgan Stanley Institutional Fund Trust (the "Trust") approved a Plan of Liquidation with respect to the Fund, a series of the Trust. Pursuant to the Plan of Liquidation, the assets of the Fund will be liquidated, known or reasonably ascertainable liabilities of the Fund will be satisfied, the remaining proceeds will be distributed to the Fund's shareholders and all of the issued and outstanding shares of the Fund will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about July 29, 2021 ("Liquidation Date"). The Fund will suspend the offering of its shares to all investors at the close of business on or about June 21, 2021.

Prior to the Liquidation Date, the Fund will engage in business activities for the purpose of winding up the Fund's business and affairs and transitioning the Fund's assets to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of proceeds to remaining shareholders. During this transition period, the Fund may no longer be pursuing its investment objective or be managed consistent with its stated investment strategies. This is likely to impact the Fund's performance. Shareholders who remain invested in the Fund may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

Prior to the Liquidation Date, shareholders of the Fund may: exchange their shares of the Fund for shares of the appropriate class of any other Morgan Stanley fund that is open to investment, subject to the requirements and limitations in that Morgan Stanley fund's prospectus; remain invested in the Fund; or redeem their shares at any time in the manner described in the Prospectus.

Unless shares of the Fund are held in a tax-qualified account, the liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation. A shareholder who owns Fund shares in a tax-qualified account, such as an individual retirement account, 401(k) or 403(b) account, should consult a tax adviser regarding the tax consequences applicable to the reinvestment of the proceeds of the liquidating distribution.

On the Liquidation Date, all references to "Senior Loan Portfolio" and related disclosures in the Prospectus are hereby deleted.

Please retain this supplement for future reference.

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